UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 26, 2011

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On January 26, 2011, the board of directors of Mueller Water Products, Inc. (the “Company”) appointed Shirley C. Franklin to serve on each of the Audit Committee and the Environmental, Health and Safety Committee and Mark J. O’Brien to serve on the Compensation and Human Resources Committee, in each case effective immediately.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on January 26, 2011. The stockholders of the Company voted on the following four items:

1.	The election of eleven directors to terms ending in 2012.

2.	Executive compensation (on an advisory basis).

3.	Timing of future advisory votes on executive compensation (on an advisory basis).

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011.

The final voting results were as follows:

	Number of shares outstanding at the record date	Total shares present in person or by proxy

Series A common stock	154,722,327	124,408,345

Proposal 1. Each of the directors listed below was re-elected as a director of the Company. The nominees for director were elected based on the following votes.

Director	Votes For	Votes Withheld	Broker Non-Votes

Totals			29,787,205

Donald N. Boyce	93,272,531	1,348,607

Howard L. Clark, Jr.	93,742,208	878,930

Shirley C. Franklin	94,181,944	439,194

Gregory E. Hyland	92,722,396	1,898,742

Jerry W. Kolb	92,688,700	1,932,438

Joseph B. Leonard	87,514,779	7,106,359

Mark J. O’Brien	93,752,868	868,270

Bernard G. Rethore	92,706,933	1,914,205

Neil A. Springer	92,713,879	1,907,259

Lydia W. Thomas	93,733,234	887,904

Michael T. Tokarz	92,670,354	1,950,784

Proposal 2. The proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers, as disclosed in the proxy statement dated December 15, 2010, received the following votes.

Votes for approval	72,774,515

Votes for approval as a percentage of votes cast	78.7%

Votes against approval	19,690,413

Abstentions	2,156,210

Broker Non-Votes	29,787,207

Proposal 3. The proposal to approve, on an advisory basis, the option of every one year as the frequency with which stockholders will be provided an advisory vote on executive compensation, received the following votes.

Votes for every one year	81,013,220
Percentage of shares voted for	88.0%

Votes for every two years	361,906

Percentage of shares voted for	0.4%

Votes for every three years	10,727,405

Percentage of shares voted for	11.7%

Abstentions	2,518,607

Broker Non-Votes	29,787,207

Proposal 4. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011 received the following votes.

Votes for approval	123,157,956

Votes for approval as a percentage of votes cast	99.2%

Votes against approval	1,041,055

Abstentions	209,334

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2011	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President and General Counsel

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